INVESTOR PRESENTATION DECEMBER 2020

Improving Lives Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, the timing for, and outcome of, the additional in-use and compatibility study for PRS-343 as requested by the FDA; whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company's planned proof of concept study of PRS-343 in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and codevelopment programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, PRS-343, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of PRS-343's development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA, including with respect to the additional in-use and compatibility study for PRS-343, and the resolution of the partial clinical hold relating to that drug candidate; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company's Quarterly Reports on Form 10-Q. 2

Improving Lives The Anticalin® Protein Platform 3 A Novel Therapeutic Class with Favorable Drug-Like Properties • Human – Derived from lipocalins (human extracellular binding proteins) • Small – Monomeric, monovalent, small size (~18 kDa vs 150kDa mAbs) • Stable – Inhalable delivery • Simple – Bi/multispecific constructs • Proprietary – Broad IP position on platform and derived products Powerful Drug Discovery Platform • Highly diverse libraries • Automated screening • Protein engineering know-how Anticalin Protein Target Translational Science Expertise to Deploy Platform in Meaningful Way • Immunology expertise underpins IO and respiratory focus • A leader in 4-1BB-related efforts • Patient phenotyping efforts for improved stratification and novel intervention points in, e.g., asthma

Improving Lives Company Snapshot 4 • Respiratory:  PRS-060 phase 2a trial initiation  Data and rationale for advancement into IND-enabling studies for wholly-owned inhaled program • IO:  PRS-343 complete monotherapy and combination with atezolizumab phase 1 escalation data at ESMO  PRS-343 initiation of 2nd line HER2+ gastric cancer PoC study, additive to SoC  PRS-344 IND CatalystsAnchor Partnerships • Validation through three anchor partnerships • $120+M in upfront payments and milestones since January 2017 • Each partnership includes options for co-development & US-focused commercialization rights • Value-driving opt-in for PRS-060 after phase 2a completion Pipeline Highlights • PRS-060: Inhaled IL4-Rα antagonist for moderate-to-severe asthma (partnered with AstraZeneca) • PRS-343: 4-1BB/HER2 bispecific for solid tumors • Next-generation respiratory: Includes 4 discovery-stage inhaled therapeutics programs (2 proprietary, 2 partnered with AstraZeneca) • 4-1BB-based bispecifics: Multiple proprietary and partnered 4-1BB-based programs for IO

Improving Lives Partnerships 5 • PRS-060 + 4 additional novel inhaled Anticalin protein programs • Retained co-development and co- commercialization (US) options on PRS- 060 and up to 2 additional programs • $57.5M upfront & 2017 milestone • ~$2.1B in milestone potential, plus double- digit royalties • AZ funds all PRS-060 development costs through post-phase 2a co-development opt-in decision • Access to complementary formulation and device know-how for inhaled delivery Strong Partners • Significant Cash Flow • Retained Commercial Rights • 3-program partnership based on tumor- localized costimulatory bispecific fusion proteins • Pieris retains opt-in rights for 50/50 global profit split and U.S. commercialization rights on one of the programs • $30M upfront payment, ~$1.2B milestone potential  Achieved $5M milestone payment for first program, a bispecific tumor- targeted costimulatory agonist • Up to double-digit royalties on non-co- developed products • Immuno-oncology partnership based on antibody-Anticalin bispecific protein fusions • PRS-344: PD-L1/4-1BB antibody-Anticalin bispecific  Pieris opted in for full U.S. rights • PRS-352: n.d. antibody-Anticalin bispecific • Pieris planning handover to Servier in 2020 • Pieris to receive royalties • ~$31M upfront payment with significant milestone potential  Two preclinical milestones achieved for PRS-344

Improving Lives Pipeline 6 IMMUNO-ONCOLOGY CANDIDATE TARGETS PARTNER COMMERCIAL RIGHTS DISCOVERY PRECLINICAL PHASE I PHASE II PRS-343 HER2/4-1BB n/a Pieris Worldwide + Anti-PD-L1 n/a PRS-344 PD-L1/4-1BB Pieris U.S. Rights PRS-352 n.d. Proprietary IO Programs n.d. n/a Pieris Worldwide Seattle Genetics Program‡ co-stim agonist Pieris U.S. Option‡ ‡3 bispecific programs (1 active, 2 forthcoming) in collaboration with Seattle Genetics, with Pieris retaining US rights for 1 program RESPIRATORY CANDIDATE TARGETS PARTNER COMMERCIAL RIGHTS DISCOVERY PRECLINICAL PHASE I PHASE II PRS-060/AZD1402 IL4-Rα Pieris Worldwide Profit-Share Option AstraZeneca Programs* n.d. Pieris Worldwide Profit-Share Option* Proprietary Programs n.d. n/a Pieris Worldwide *4 additional respiratory programs (3 active, 1 forthcoming) in collaboration with AstraZeneca, 2 of which carry co-development and co-commercialization options for Pieris

Improving Lives Anticalin Technology Advantages: Differentiated Respiratory Platform 7 Very low predicted immunogenicity Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress Tear lipocalin (TLC) “template” is abundant in human lung and permeates lung epithelium Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimes

Improving Lives PRS-060: IL-4Rα Antagonist 8 PRS-060Candidate Inhibiting IL4-Rα (disrupts IL-4 & IL-13 signaling) Function/MoA Moderate-to-severe asthmaIndications Phase 2a in moderate asthmaticsDevelopment Co-development and U.S. co-commercialization rights, including gross margin share Commercial Rights PRS-060

Improving Lives PRS-060 Phase I Multiple Ascending Dose Trial 9 Ascertain PK/PD with a reliable biomarker to confirm local target engagement and inform Phase II dosage regimen Strategic Objectives Dosing patients with mild asthma with elevated FeNO levels (≥35 ppb), to receive inhaled PRS-060 or pbo b.i.d.* over a 10-day period Trial Design Highlights Pieris is sponsoring the trial, AstraZeneca is reimbursing Pieris for all associated costs Initiated in July 2018 Evaluating safety, tolerability, PK, PD and will also evaluate FeNO reduction vs. placebo Measuring safety, tolerability and FeNO changes days 1-10,17, and 40 *q.d. on Day 10

Improving Lives Phase 1b Interim Results: Favorable Safety Profile 10 • All doses of AZD1402/PRS-060 tested in the study were well tolerated • No treatment-related serious AEs were observed System organ class AE Preferred Termsb Placebo (N = 12) n (%) m AZD1402/PRS-060c (N = 30) n (%) m Overall (N = 42) n (%) m Gastrointestinal disorders Dry mouth Nausea 4 (33.3) 4 1 (8.3) 1 1 (8.3) 1 13 (43.4) 14 2 (6.7) 2 3 (10.0) 3 17 (40.5) 18 3 (7.1) 3 4 (9.5) 4 Infections and infestations Upper respiratory tract infection 1 (8.3) 1 1 (8.3) 1 7 (23.3) 8 3 (10.0) 4 8 (19.0) 9 4 (9.5) 5 Nervous system disorders Headache Presyncope 5 (41.7) 9 3 (25.0) 6 0 13 (43.4) 18 5 (16.7) 7 4 (13.3) 6 18 (42.9) 27 8 (19.0) 13 4 (9.5) 6 Respiratory, thoracic and mediastinal disorders Cough Rhinorrhoea Wheezing 6 (50.0) 6 1 (8.3) 1 2 (16.7) 2 2 (16.7) 2 14 (46.7) 15 4 (13.3) 4 1 (3.3) 1 4 (13.3) 5 20 (47.6) 21 5 (11.9) 5 3 (7.1) 3 6 (14.3) 7

Improving Lives Phase 1b Interim Results: Robust FeNO Reduction 11 PRS-060 Relative FeNO Reduction (Emax Analysis) PRS-060, mg (delivered) n Reduction vs. placebo, % (95% CI) p-value 2 6 24.0 (1.8–41) 0.04 6 6 24.3 (2.7–41) 0.03 20 12 36.4 (22–48) <0.0001 60 6 30.5 (10–46) 0.005 Placebo 12 PRS-060 Relative FeNO Reduction (ANCOVA Analysis) Mean change from baseline in FeNO levels at 0.5h (A) and 2h (B) post-dose on Day 10 in participants with mild asthma

Improving Lives Phase 1b Interim Results: Pharmacological Versatility 12 pSTAT6 levels over time following inhalation of PRS-060 No systemic target engagement and minimal systemic exposure was observed at the 2mg dose, suggesting that local target engagement by the drug is sufficient to reduce airway inflammation Pharmacological versatility, given low- dose FeNO reduction with no observed systemic activity (pSTAT6) versus high-dose FeNO reduction with systemic activity

Improving Lives PRS-060 Phase 2a Trial 13 Patient Population: Moderate controlled asthmatics Primary Endpoint: Safety and tolerability Number of Patients: ~45 Part 1 Patient Population: Moderate uncontrolled asthmatics with blood eosinophil count of ≥ 150 cells/μL and FeNO ≥ 25 ppb at screening Primary Endpoint: Improvement of FEV1 over four weeks relative to placebo Number of Patients: ~360 Part 2 Study is sponsored and funded by AstraZeneca First patient dosed expected 1Q2021 Dry powder formulation, administered b.i.d. over four weeks Up to three dose levels plus placebo

Improving Lives 4-1BB Agonism Offers Promise of Material Clinical Benefit 14  Increases T-cell proliferation to bolster immune repertoire  Enhances cytotoxicity for tumor killing  Improves metabolic fitness for increased survival of T cells  Drives T-cell memory phenotype for increased durability Pieris’ 4-1BB bispecifics recognize that 4-1BB agonists have proven clinical potency, yet must be kept out of the liver to ensure suitable therapeutic index Unique Attributes of 4-1BB Agonism on Tumor-specific T Cells

Improving Lives PRS-343: Proprietary Lead IO Asset 15 PRS-343Candidate Tumor-targeted 4-1BB agonism and HER2 antagonism Function/MoA HER2+ solid tumorsIndications Initiating phase 2 in combination with ramucirumab and paclitaxel in second line gastric Development Fully proprietaryCommercial Rights HER2-Targeting Antibody 4-1BB-Targeting Anticalin Proteins

Improving Lives PRS-343 Localizes 4-1BB Agonism Within HER2+ Tumors 16 HER2-targeting Antibody 4-1BB-targeting Anticalin Proteins HER2+ Tumor Cell PRS-343 Tumor-specific T Cell HER2-targeting moiety of the drug localizes to the tumor microenvironment and facilitates 4-1BB cross-linking 4-1BB cross-linking ameliorates T-cell exhaustion and is critical for T-cell expansion

Improving Lives Monotherapy and Combination Studies: Enabled Meaningful Clinical Characterization of PRS-343 17 Mono Dose Cohort* Combo Dose Cohort** Dose (mg/kg) 1 0.0005 2 0.0015 3 0.005 4 0.015 5 1 0.05 6 2 0.15 7 3 0.5 8 4 1 9 5 2.5 10 6 5 11 7 8 11 (b) 8 11 (c) 8 12 (b) 12 13 (b) 18 Obinutuzumab + 11(b) 8 9-13b: active dose cohorts in mono study *Additional dose cohorts enrolling in monotherapy study **1200mg flat dose of atezolizumab Primary Objectives • Characterize safety profile • Identify MTD or RP2D Secondary Objectives • Characterize PK profile • Investigate dosing schedule • Assess potential immunogenicity and PD effects • Investigate efficacy Snapshot • Patients with HER2+ solid tumors • Monotherapy and combination with atezolizumab • Data updates presented at ESMO 2020 ACTIVE SCHEDULES Schedule 1: Q3W dosing on day 1; 21-day cycle Schedule 2 (b): Q2W dosing on days 1, 15; 28-day cycle Schedule 3 (c): Q1W dosing on days 1, 8, 15; 21-day cycle In combination with atezolizumab: Q3W dosing on day 1; 21-day cycle

Improving Lives Summary of Responses of PRS-343 in Monotherapy 18 Based on clinical data, serum concentration of > 20 µg/ml defines active dose range (beginning at Cohort 9) Cohort 13b 12b 11c Obi 11b 11 10 9 Total Best Response 18 mg/kg, Q2W 12 mg/kg, Q2W 8 mg/kg, QW 8 mg/Kg, Q2W 8 mg/kg, Q2W 8 mg/kg, Q3W 5 mg/kg, Q3W 2.5 mg/kg, Q3W Evaluable Patients 3 2 4 2 7 4 6 5 33 CR 1 - - - - - - 1 PR - - - 3 - - - 3 SD - - 1 1 3 3 3 2 13 ORR 33% 0% 0% 0% 43% 0% 0% 0% 12% DCR 33% 0% 25% 50% 86% 75% 50% 40% 52% Data cut-off: 27-Jul-20

Improving Lives Increase in CD8+ T Cells and Circulating Soluble 4-1BB Support 4-1BB Engagement by PRS-343 19 Biopsy Pre-dose Biopsy Post-dose (Cycle 2 Days 2-8) PRS-343 (Cycle 2 Day 1) PRS-343 (Cycle 1 Day 1) T u m o r * 0 2000 4000 6000 10000 20000 30000 s4 1B B [p g/ m l] C1 C3 C1 C3 21/43 patients evaluated 10/25 patients evaluated C4C4 Active Dose Cohorts 9-13b Non-Active Dose Cohorts 1-8 Time (Cycles) Non-Active Dose Cohorts 1-8 Active Dose Cohorts 9-13b 0 1 2 3 4 5 6 Fo ld in du ct io n C D 8+ T ce lls /m m 2 tu m or a re a * Unpaired 2 tailed t- test P<0,05 PR CR SD≥C6 PD S e ru m Data cut-off: 27-Jul-20

Improving Lives Phase 2 PoC Study in 2nd Line Gastric Cancer 20 Phase 2 Initiation GC 2L PIVOTAL TRIAL PRS-343 in combination with ramucirumab and paclitaxel for 2nd-line HER2+ gastric cancer Clinical trial collaboration with Eli Lilly; Lilly to supply ramucirumab Primary endpoints: ORR and DCR HER2+ subgroup from RAINBOW trial as comparator enriched w/ RWD Single-arm, up to 60 patients

Improving Lives PRS-343 PoC Trial Considers Several Value-driving Elements 21 Factor Biology: Synergistic MoA in IO-amenable Patients Impact • Straightforward path from PoC to pivotal • Reduced patient enrollment hurdles compared to monotherapy study Regulatory: Additive to Standard of Care • Second line gastric cancer market size in US, EU5, and JP is up to $1.7B • Upside in several other tumors • Vasculature normalization from ramucirumab for improved environment for T-cell infiltration • Tumor debulking and antigen release from paclitaxel for improved disease control and enhanced immune priming Commercial: Meaningful Beachhead Indication

Improving Lives 22 PRS-344Candidate Localized 4-1BB agonism with PD-L1 antagonism Function/MoA N.D.Indications 2021 IND expected (in co-dev with Servier)Development Opt-in for co-development with full U.S. commercial rights; royalty on ex-U.S. sales Commercial Rights PD-L1-Targeting Antibody 4-1BB-Targeting Anticalin Proteins PRS-344: Meaningfully Building on Localized MoA of PRS-343

Improving Lives 23 Financial Overview (As of 9/30/20) non-dilutive capital from anchor partnerships $125+ M $82.6 M Cash & Cash Equivalents $0.0 Debt 54.3 M CSO

Appendix 24

Improving Lives Baseline Characteristics : Monotherapy and Combination with Atezolizumab 25 Characteristic Monotherapy; n (%) In Combination with Atezolizumab; n (%) Age, Median (range) 63 (24–92) 59 (26-87) Gender F 44 (59%) 23 (56%) M 30 (41%) 18 (44%) ECOG PS* 0 19 (26%) 12 (29%) 1 55 (74%) 18 (44%) Prior Therapy Lines 1 9 (12%) 5 (12%) 2 10 (14%) 7 (17%) 3 15 (21%) 6 (15%) 4 11 (15%) 6 (15%) 5+ 28 (38%) 17 (41%) Median no. of anti-HER2 Treatments Breast 7 3-4 Gastric 3 1 Primary Cancer Type Monotherapy; n (%) In Combination with Atezolizumab; n (%) Gastroesophageal 27 (36%) 7 (17%) Breast 16 (22%) 12 (29%) Colorectal 10 (14%) 5 (12%) Gynecological 9 (12%) 4 (10%) Biliary Tract 7 (9%) 6 (15%) Non-Small Cell Lung - 4 (10%) Bladder 2 (3%) 1 (2%) Pancreatic 1 (1%) 1 (2%) Other – Cancer of Unknown Origin 1 (1%) 1 (2%) Other – Salivary Duct 1 (1%) - Data cut-off: 27-Jul-20 All Subjects (n = 74, 41) *Combination trial enrolled ECOG 2 patients as well (not shown on this chart)

Monotherapy 26

Improving Lives Treatment-Related Adverse Events (Monotherapy Trial) All Subjects 27 Occurred in > 1 Patient Monotherapy n = 145 (%) % Grade 3 Infusion Related Reaction 27 (19%) 3 (2%) Fatigue 11 (8%) 1 (1%) Nausea 11 (8%) Vomiting 8 (6%) Chills 8 (6%) Anemia 2 (1%) 1 (1%) Arthalgia 2 (1%) Asthenia 2 (1%) Cough 2 (1%) Decreased appetite 2 (1%) Diarrhea 6 (4%) Dizziness 2 (1%) Dyspnoea 3 (2%) Flushing 5 (3%) 2 (1%) Non-cardiac chest pain 4 (3%) Paraesthesia 3 (2%) 1 (1%) Pruritis 3 (3%) Rash 2 (1%) One TRAE above Grade 3: Grade 4 Infusion Related Reaction in cohort 10 (5mg/kg PRS-343, Q3W). Data cut-off: 27-Jul-20

Improving Lives Average Time on Treatment with PRS-343 Cohorts 9-11a 28 Days on Treatment Cohort 11 (8mg/Kg) Cohort 10 (5mg/Kg) Cohort 9 (2.5mg/Kg) Stable Disease Disease Progression Death Discontinued (AE) Discontinued (Clinical Progression) Discontinued (Patient and/or Physician decision) X Data cut-off: 27-July-20 11 Colorectal 102-033 11 Ovarian 102-031 11 Bladder 105-002 11 Gallbladder 108-005 11 CRC 102-027 11 Breast 103-011 11 Breast 103-009 10 Endometrial 103-017 10 Esophageal 106-003 10 Endometrial 103-013 10 Breast 103-010 10 CRC 107-011 10 Salivary Duct 102-025 10 Gastric 111-005 10 Gastroesophageal 107-009 9 Colorectal 107-010 9 Bladder 108-002 9 GEJ 107-008 9 Rectal 107-007 9 Gastroesophageal 107-006 9 Esophageal 102-023 C2D21 C4D21 C6D21 C8D21 C10D21 C12D21

Improving Lives Average Time on Treatment with PRS-343 Cohorts 11b-13b 29 Data cut-off: 11-Aug-20 13B CRC 102-043 13B CUP 102-044 13B Endometrial 102-042 13B Ovarian 102-041 13B Gastric 110-010 13B GEJ 102-038 13B Colon 103-021 13B GEJ 107-018 13B Gastric 102-036 *12B Breast 110-007 12B GEJ 112-004 12B GEJ 107-014 11C GEJ 103-022 11C GEJ 106-006 11C BTC 107-019 11C CRC 102-035 11C Colon 103-019 11C Breast 111-006 Obi Gallbladder 110-009 Obi CRC 112-006 Obi Endometrial 107-021 Obi Gallbladder 107-020 Obi Cholangio 112-005 11B CRC 102-034 11B GEJ 107-016 11B Esophageal 112-003 11B-->10 Breast 103-016 11B Fallopian 103-012 11B Breast 104-006 11B Gastric 107-012 11B Breast 110-003 Cohort 13B(18mg/Kg, Q2W) Cohort 12B(12mg/Kg, Q2W) Cohort 11C (8mg/Kg, QW) Cohort 11B(8mg/Kg, Q2W) Cohort Obi (8mg/Kg, Q2W) Complete Response Partial Response Stable Disease Disease Progression Death On Treatment Discontinued (AE) Discontinued (Clinical Progression) Discontinued (Patient and/or Physician decision) * Scan and EOT on same day; RECIST response is presented X Days on Treatment C2D2 8 C4D2 8 C6D2 8 C8D2 8 C10D2 8 C12D2 8 C14D2 8

Improving Lives Best Response in Target Lesions (Monotherapy Trial) Cohorts 9-13b 30 -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% Stable Disease (20%) Partial Response (-30%) B e st c h a n g e f ro m b a se lin e ( % ) Cohort 13B(18mg/Kg, Q2W) Cohort 12B(12mg/Kg, Q2W) Cohort 11C (8mg/Kg, QW) Cohort 11B(8mg/Kg, Q2W) Cohort 11 (8mg/Kg, Q3W) Cohort Obi (8mg/Kg, Q2W) Cohort 10 (5mg/Kg) Cohort 9 (2.5mg/Kg) Data cut-off: 5-Aug-20

Improving Lives Case Study: Gastric Cancer Patient with Confirmed Partial Response Patient Profile, Treatment History and Treatment Outcome 31 Patient Profile • Cohort 11b | 8 mg/kg every two weeks • 80-year old woman; initial diagnosis in June 2017 • Stage IV gastric adenocarcinoma • Metastases to liver, lymph node and adrenal glands • HER2 IHC 3+; PD-L1 positive (CPS=3) • NGS: ERBB2 amplification, TP53 mutation, alteration of CDK12 and SF3B1 Oncology Treatment History Duration Best Response Trastuzumab, Pembrolizumab + Capecitabine/oxaliplatin July 2017 – June 2018 Stable Disease Nivolumab with IDO1 inhibitor (investigational drug) Aug 2018 – Jan 2019 Stable Disease Lesions Lesion Site Lesion Size (mm) Baseline C2 Post-treatment C3 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Liver 14 12 10 9 8 Target 2 Liver 20 16 10 8 9 Target 3 Pancreas 19 16 14 14 14 % Change from Baseline -17% -36% -42% -42% Non-target 1 Lung Present Present Present Present Present Non-target 2 Stomach Present Present Present Present Absent Non-target 3 Stomach Present Present Present Present Absent Data cut-off: 24-Jan-20

Improving Lives CD8+ T Cell Numbers in the Tumor and Circulating s4-1BB Increase Post-Treatment in Responding Gastric Cancer Patient 32 B a s e lin e C 4 P o s t- tr e a tm e n t Pre C D 8 + T c e lls ( n /m m 2 ) Post CD8 fold change: 5.7 CD8 pre [n/mm2]: 38 Tu m o r S e ru m 0 50 100 150 200 250 0 10 20 30 40 50 60 70 80 90 100 C D 8 + K i6 7 + T c e lls (n /m m 2 ) CD8Ki67 fold change: 5.8 CD8 pre [n/mm2]: 16 Pre Post C1 pr ed os e C1 da y 2 C1 d8 0 500 1000 1500 2000 s4 1B B [p g/ m l] 1.9 x increase 2 4 8 15 Pre C2 0 1 2 3 s4 1B B Fo ld C ha ng e to P re do se Timepoint (days) Baseline CD8+ T cell Numbers CD8+ T cell Proliferation Soluble 4-1BB

Improving Lives Case Study #2: Rectal Cancer Patient with Confirmed Complete Response Patient Profile, Treatment History and RECIST 33 Patient Profile • Cohort 13b | 18 mg/kg Q2W • 59-year-old male; initial diagnosis March 2017 • Stage 4 rectal adenocarcinoma cancer; metastasized to heart and lung • FoundationOne Her2 amplification; in-house testing IHC 3+ • MSS, TMB low (2 mt/Mb) Oncology Treatment History Duration Capecitabine + XRT Apr-May 2017 Neoadjuvant Folfox May-Sep 2017 Resection Dec 2017 Folfiri/Avastin Mar-Jul 2018 5FU/Avastin maintenance Aug 2018-May 2019 Irinotecan/Avastin May-Nov 2019 SBRT Nov 2019 Data cut-off: 27-Jul-20 Lesions Lesion Site Lesion Size (mm) Baseline C2 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Lung 22 13 0 0 % Change from Baseline -41% -100% -100% Non-target 1 - Present Present Absent Absent

Improving Lives CD8+ T Cell Numbers in the Tumor and Circulating s4-1BB Increase Post-Treatment in CR Rectal Cancer Patient 34 Pre CD 8 + T ce lls (n /m m 2 ) 0 100 200 300 400 500 600 700 Post CD8 fold change: 2.3 CD8 pre [n/mm2]: 238 B a s e lin e C 2 P o s t- tr e a tm e n t C 6 P o s t- tr e a tm e n t Tu m or Se ru m 2 3 4 8 1 5 0 2 4 6 s 4 1 B B F o ld C h a n g e t o B a s e li n e T i m e p o i n t ( d a y s ) B a s e l i n e P r e C 2 C 1 p r e d o s e C 1 d a y 2 C 2 p r e d o s e 0 2 0 0 0 4 0 0 0 6 0 0 0 s 4 1 B B [ p g /m l] 8 . 2 x i n c r e a s e B L Q

Combination Therapy with Atezolizumab 35

Improving Lives Treatment-Related Adverse Events (Combination Trial) All Subjects 36 Occurred in > 1 Patient Combination with Atezolizumab n = 148 (%) % Grade 3 Infusion Related Reaction 38 (26%) 3 (2%) Fatigue 12 (8%) Nausea 8 (5%) Vomiting 38 (26%) Abdominal pain 2 (1%) Anemia 4 (3%) 2 (1%) Anorexia 2 (1%) Arthalgia 2 (1%) Diarrhea 5 (3%) 1 (1%) Dry mouth 3 (2%) Fever 3 (2%) Lightheadness 2 (1%) Lymphocyte count decreased 3 (2%) 1 (1%) Neutrophil count decreased 3 (2%) 1 (1%) Peripheral sensory neuropathy 2 (1%) Pruritis 4 (3%) Data cut-off: 27-Jul-20Two TRAEs above Grade 3: Grade 4 AST increase, Grade 3 transaminitis, and eventually Grade 5 hepatic failure in cohort 7 (8mg/kg + 1200mg atezolizumab); Grade 4 hemolytic anemia (unrelated to PRS-343, related to atezolizumab) in cohort 7.

Improving Lives Summary of Responses of PRS-343 in Combination with Atezolizumab 37 Cohort 7 6 5 4 Total Best Response 8mg/kg, Q3W 5mg/kg, Q3W 2.5mg/kg, Q3W 1mg/kg, Q3W Evaluable Patients 8 8 8 3 27 PR 1 2 - 1 4 SD 4 1 1 0 6 ORR 13% 25% 0% 33% 15% DCR 63% 38% 13% 33% 37% Data cut-off: 27-Jul-20

Improving Lives Soluble 4-1BB Increases in Active Dose Cohorts & Clinical Benefit is Associated with Tumoral Immune Cell Activation 38 4-1BB target engagement Soluble 4-1BB in serum Patients with prolonged clinical benefit show a trend of increased CD8+ T cell numbers, proliferation and elevated cytolytic function in tumor biopsies Substantial increase of s4-1BB is observed in active dose cohorts (4-7), suggesting PRS-343-mediated target engagement Tumor-localized activity IHC on tumor tissue CD8+ T cell Numbers CD8+ T cell Proliferation

Improving Lives PRS-343 + Atezolizumab Duration of Exposure 39 C2D21 C6D21 C10D21 DAYS ON TREATMENT | Data Cut: 18-AUG-2020 Ovarian 102-122 Bladder 111-111 BCA 102-120 NSCLC 113-104 Ovarian 112-106 Lung 107-104 Gallbladder 107-103 CUP 102-115 Rectal 113-102 BCA 108-105 Gastric Cancer 102-123 Rectal 102-121 GEJ 112-107 BCA 102-116 NSCLC 111-110 GEJ 102-114 Esophageal 114-101 Rectal 112-101 BCA 108-101 BCA 112-102 NSCLC 107-109 GYN 111-112 GYN 108-106 Pancreatic 113-101 CHOL 108-102 CRC 111-107 BCA 102-113 *BCA 102-112 Rectal 102-111 GEJ 102-109 Gallbladder 107-107 Cholangiocarcinoma 107-105 BCA 102-105 BCA 111-106 Gallbladder 102-104 C14D21 C18D21 C22D21 C24D21 Cohort 7 (8mg/kg) Cohort 6 (5mg/kg) Cohort 5 (2.5mg/kg) Cohort 4 (1mg/kg) Partial Response Stable Disease Disease Progression Death On Treatment Discontinued (AE) Discontinued (Clinical Progression) Discontinued (Patient and/or Physician decision) Discontinued (Disease Progression) * Scan and EOT on same day; RECIST response is presented X

Improving Lives Best Response in Target Lesions (Combination Study) Cohorts 4-7 40 -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% Stable Disease (20%) Partial Response (-30%) B e s t C h a n g e f ro m B a s e lin e ( % ) Cohort 7 (8mg/Kg) Cohort 6 (5mg/Kg) Cohort 5 (2.5mg/Kg) Cohort 4 (1.0mg/Kg) Data cut-off: 27-Jul-20

Improving Lives Lesions Lesion Site Lesion Size (mm) Baseline C2 Post- treatment C4 Post- treatment C6 Post- treatment C8 Post- treatment C12 Post- treatment C16 Post- treatment Target 1 right pulmonary ligament lymph node 16 18 15 13 13 6 5 % Change from Baseline +12.5% -6% -19% -19% -63% -69% Non-target 1-4 - Present Present Present Present Present Present Present Case Study: Breast Cancer Patient with Stable Disease (Update) Patient Profile, Treatment History and RECIST 41 Patient Profile: • Cohort 6 | 5 mg/kg Q3W + 1200mg atezolizumab • 52-year-old male; Initial diagnosis July 2011 • Stage 2 Invasive Ductal Breast Cancer • FISH HER2/CEP17 ratio 2.4, HER2 copy number 4.8 In-house testing IHC2+, FISH+ • PD-L1 low in pre-treatment and high in post treatment biopsy Oncology Treatment History Duration Trastuzumab/Docetaxel/ Tamoxifen/Carboplatin Sep 2011-Jul 2013 Trastuzumab/Pertuzumab/Vinorelbine Aug 2013-Jan 2016 T-DM1/Fulvestrant Nov 2017-Mar 2018 Capecitabine/Lapatinib Mar 2018 Palbociclib/Arimidex Apr-May 2019 Data cut-off: 27-Jul-20

Improving Lives Tumoral and Circulating s4-1BB Increase Post-Treatment in PR Breast Cancer Patient 42 CD8+ T cell Numbers CD8+ T cell Proliferation Soluble 4-1BB CD8+ T cell numbers, proliferation, cytolytic molecules and s4-1BB increase post-treatment, demonstrating 4-1BB arm activity of PRS-343 Pr e t re at m en t Po st -tr ea tm en t 0 200 400 600 800 1000 1200 A b so lu te n u m b er s o f C D 8+ T ce lls p er m m 2 Pr e t re at m en t Po st -tr ea tm en t 0 50 100 150 A b so lu te n u m b er s of C D 8+ K i6 7+ T c el ls p er m m 2 A b s. C D 8 + T c e lls / tu m o r m m 2 A b s. C D 8 + K i6 7 + T c e lls / t u m o r m m 2 s4 -1 B B [ p g /m l] C 1 C 3 C 4 Pre Post Pre Post 0 1000 2000 3000 4000

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